UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	August 18, 2004
(August 13, 2004)

Commission File Number	Name of Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
333-32170	PNM Resources, Inc. (A New Mexico Corporation) Alvarado Square Albuquerque, New Mexico 87158 (505) 241-2700	85-0468296

(Former name, former address and former fiscal year, if changed since last report)

ITEM 5. OTHER EVENTS

On August 16, 2004, PNM Resources, Inc. (“PNM Resources”) announced that Cascade Investment, L.L.C. had agreed to invest $100 million in equity-linked securities to be issued by PNM Resources. The transaction was described in a Current Report on Form 8-K filed by PNM Resources on August 16, 2004 with the Securities and Exchange Commission. The Unit Purchase Agreement dated as of August 13, 2004, and related exhibits are filed herewith.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits. The following exhibits are filed herewith:

99	Unit Purchase Agreement
99.1	Exhibit A—Purchase Agreement
99.2	Exhibit B—Pledge Agreement
99.3	Exhibit C—Base Indenture
99.4	Exhibit D—Senior Note Supplement
99.5	Exhibit E—Remarketing Agreement
99.6	Exhibit F—Registration Rights Agreement
99.7	Exhibit G—Statement of Resolutions

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 Statements made in this Form 8-K and other documents PNM Resources files with the SEC that relate to future events or our expectations, projections, estimates, intentions, goals, targets and strategies, both with respect to PNM Resources and with respect to the proposed acquisition of TNP Enterprises, Inc. are made pursuant to the Private Securities Litigation Reform Act of 1995. You are cautioned that all forward-looking statements are based upon current expectations and estimates and we assume no obligation to update this information. Because actual results may differ materially from those expressed or implied by the forward-looking statements, PNM Resources cautions you not to place undue reliance on these statements. Many factors could cause actual results to differ, and will affect our future financial condition, cash flow and operating results. These factors include, risks and uncertainties relating to the receipt of regulatory approvals of the proposed transaction, the risks that the businesses will not be integrated successfully, the risk that the benefits of the transaction will not be fully realized or will take longer to realize than expected, disruption from the transaction making it more difficult to maintain relationships with customers, employees, suppliers or other third parties, conditions in the financial markets relevant to the proposed transaction, interest rates, weather, fuel costs, changes in supply and demand in the market for electric power, wholesale power prices, market liquidity, the competitive environment in the electric and natural gas industries, the performance of generating units and transmission system, state and federal regulatory and legislative decisions and actions, the outcome of legal proceedings and the performance of state, regional and national economies. For a detailed discussion of the important factors that affect PNM Resources and that could cause actual results to differ from those expressed or implied by our forward-looking statements, please see “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our current and future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and our current and future Current Reports on Form 8-K, filed with the SEC.

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The securities to be issued to Cascade Investment, L.L.C. in the transaction described above have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and may not be reoffered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. This Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC. (Registrant)

Date: August 18, 2004	/s/ Thomas G. Sategna
Thomas G. Sategna Vice President and Corporate Controller (Officer duly authorized to sign this report)

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